UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2008

EQUITABLE RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Equitable Resources, Inc. (the “Company”) is filing this Current Report on Form 8-K to update its historical business segment information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 which was filed with the Securities and Exchange Commission on February 22, 2008 (the “Year 2007 10-K”), to reflect a change in organizational structure and segment reporting effective for 2008.

In January 2008, to better align the Company to execute its growth strategy for development and infrastructure expansion in the Appalachian Basin, the Company announced a change in its organizational structure and several changes to executive management of the Company.  These organizational changes resulted in changes to the Company’s reporting segments effective for 2008.  The Company’s 2008 results will be reported through three business segments: Equitable Production, Equitable Midstream and Equitable Distribution.  Under the new reporting structure, the Equitable Production segment will include the Company’s exploration for, and development and production of, natural gas and a limited amount of crude oil in the Appalachian Basin.  Equitable Midstream’s operations will include the natural gas gathering, processing, transportation and storage of natural gas and natural gas liquids.  Equitable Distribution’s operations will be comprised primarily of the state-regulated distribution activities of the Company.

In Exhibit 99.1 filed with this Current Report on Form 8-K and incorporated herein by reference, the Company updates and supersedes the following Items that are contained in the Year 2007 10-K to reflect the change in segment reporting: “Item 1. Business,” “Item 2. Properties,” “Item 6. Selected Financial Data,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 8.  Financial Statements and Supplementary Data” and “Item 15. Index to Financial Statements Covered by Report of Independent Registered Public Accounting Firm.”  The historical information in “Item 8.  Financial Statements and Supplementary Data” has been updated from its previous presentation solely to reflect the Company’s new operating segment structure in “Note 1: Summary of Significant Accounting Policies,” “Note 2: Financial Information by Business Segment” and “Note 24: Natural Gas Producing Activities (Unaudited)” and references to operating segments and related information in other financial statement footnotes.

The change in the reporting structure, as reflected in the information included in this Form 8-K, only affects the manner in which segment results were previously reported.  There is no impact on the Company’s previously reported Statements of Consolidated Income, Statements of Consolidated Cash Flows or Statements of Common Stockholders’ Equity, and the Company’s previously reported Consolidated Balance Sheets were revised only to update the Company’s presentation of property, plant and equipment by segment.  The previously reported consolidated financial statements have not been updated to reflect any financial results or other changes subsequent to 2007.  All other information in the Year 2007 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the Year 2007 10-K with the Securities and Exchange Commission.  The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Year 2007 10-K.

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)	Exhibits.

Exhibit No.	Description

23.01	Consent of Independent Registered Public Accounting Firm
23.02	Consent of Independent Petroleum Engineers

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2007
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Index to Financial Statements Covered by Report of Independent Registered Public Accounting Firm

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC
(Registrant)

By:	/s/ Philip. P. Conti
Philip P. Conti
Senior Vice President and
Chief Financial Officer

Date: March 7, 2008

EXHIBIT INDEX

Exhibit No.	Document Description
23.01	Consent of Independent Registered Public Accounting Firm
23.02	Consent of Independent Petroleum Engineers

99.1	Updates to Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Index to Financial Statements Covered by Report of Independent Registered Public Accounting Firm